UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2024

ARCH THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 – Bankruptcy or Receivership

On April 18, 2025, Arch Therapeutics, Inc. (the “Company” or “Arch Therapeutics, Inc.”) and its fully owned subsidiary, Arch Biosurgery, Inc., filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, District of Massachusetts (Worcester) (the “Court”), case 25-40409.

The Company continues to operate its business as debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

The Company has accepted a stalking horse bid for substantially all of its assets, subject to higher or better offers. It is anticipated that the Chapter 11 proceedings may result in the cancellation of all equity securities but with no recovery to shareholders.

On May 23, 2025, the Court entered its Final Order (the “Financing Order”), authorizing, among other things:

●	The Company to obtain postpetition secured financing pursuant to Section 364 of the Bankruptcy Code;
●	Use of cash collateral;
●	The granting of liens and superpriority administrative expense status;
●	Adequate protection to the prepetition secured parties of $500,000; and
●	Related relief.

The Interim Financing Order further provides that:

●	The Company will use commercially reasonable efforts to obtain confirmation of a Chapter 11 plan of liquidation (the “Plan”), which includes:

○	(i) a Section 363 sale of substantially all assets, free and clear of all liens, claims, and encumbrances, within seven weeks;
○	(ii) full mutual releases among the Debtors, the DIP Lender,[1] and the prepetition secured parties;[2] and
○	(iii) payment of the first $500,000 in sale proceeds to the prepetition secured parties in the form of a carve-out (the “Prepetition Carve Out”).

●	The DIP Lender shall serve as the stalking horse bidder for the 363 Sale, and, subject to Court approval, with a stalking horse bid consisting of

○	(i) a credit bid of the DIP Obligations up to $900,000 (the “Capped DIP Obligations”) and any approved Break-Up Fee; and
○	(ii) plus cash equal to the sum of (A) $500,000 payable to the Prepetition Secured Parties to satisfy the Prepetition Carve Out, and (B) cure amounts for any executory contracts to be assumed and assigned.

On May 23, 2025, the Court entered an order approving (a) bidding procedures, (b) scheduling a hearing to approve the asset sale for June 20, 2025 at 11:00 AM EDT in the US Bankruptcy Court in Worcester, MA with appearances also permissible via Zoom, (c) the form and manner of notice, (d) the asset purchase agreement with the proposed buyer or another bidder providing a higher or better offer, (e) a sale free and clear of all liens, claims, encumbrances, and (f) the assumption and assignment of certain executory contracts.

1 The term “DIP Lender” means Vivex Biologics, Inc. or its designees or assignees, which is also the stalking horse bidder.

2 The term “Prepetition Secured Parties” is defined as “the existing secured creditors identified in Schedule 2 of the DIP Term Sheet.”

Item 2.04 – Triggering Events That Accelerate or Increase a Direct Financial Obligation

The commencement of the Chapter 11 case described in Item 1.03 constitutes an “Event of Default” under the Company’s Convertible Notes, which were previously disclosed in the Company’s periodic filings (the “Credit Agreements”). As a result, all outstanding obligations under the Credit Agreements became immediately due and payable, and all related lender commitments were automatically terminated.

The information set forth in Item 1.03 is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company was unable to satisfy the continued listing requirements of the OTCQB and OTC Pink Markets. As a result, and pursuant to the rules of OTC Markets Group, Inc., the Company’s securities have been reclassified to the OTC Expert Market under the symbol “ARTHQ”.

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 22, 2025, Weinberg & Company, P.A. (“Weinberg”) notified the Company of its resignation as the independent registered public accounting firm for the Company, effective immediately.

Weinberg’s report on the Company’s consolidated financial statements as of and for the fiscal year ended September 30, 2023, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal year ended September 30, 2023, and through May 22, 2025, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreements in its reports on the financial statements for such years. Also, during this same period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K other than a material weaknesses in internal controls related to the Company’s inability to timely file periodic reports.

The Company provided Weinberg with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Weinberg furnish the Company with a letter addressed to the SEC stating whether or not Weinberg agrees with the above statements. A copy of Weinberg’s letter, dated May 23, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01 – Other Events

Arch Therapeutics, Inc. (the “Company”) provides the following update regarding its financial condition, operations, and governance.

Periodic Filings

The Company has not filed its Annual Report on Form 10-K for the fiscal year ended September 30, 2024 due on December 29, 2024, its Quarterly Report on Form 10-Q and related Notification of Late Filing on Form 12b-25 for the quarter ended December 31, 2024, or its Quarterly Report on Form 10-Q and related Notification of Late Filing on Form 12b-25 for the quarter ending March 31, 2025, or other material reports with the Securities and Exchange Commission (“SEC”) due to insufficient personnel and financial resources. The Company remains and anticipates that it will remain non-compliant with its periodic reporting obligations under the Securities Exchange Act of 1934 (the “Act”), as amended, which will affect the Company’s eligibility to use certain registration statements and other forms under the Act.

Mature Convertibles Note Obligations

As previously disclosed in the Company’s Current Reports on Form 8-K filed with the SEC, the Company entered into a series of secured promissory notes (the “Notes”) with certain institutional and accredited individual investors. The Notes are past maturity and include among their events of default the Company’s failure to uplist to a national securities exchange, a condition that has not been met. Due to capital constraints, the Company is cannot meet its repayment obligations.

The Company continues to seek strategic alternatives for the sale of its assets. No assurances can be given regarding the success or timing of these efforts, except that the Company will cease to do business after the sale of its assets.

Governance and Operations

●	The Company’s Board of Directors currently comprises two members, one of whom is independent. Accordingly, the Company may not meet applicable governance requirements.
●	The Company’s management currently consists of a single officer who serves as CEO, CFO, and Chairman. As such, the Company cannot provide assurance that it can fulfil all of its management, oversight, financial reporting, and operational obligations due to limitations of the bankruptcy case and the budget annexed to the financing motion.
●	The Company can provide no assurance that it can update its shareholders and regulators regarding material developments as it lacks the financial wherewithal and personnel.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning liquidity, governance, operations, and the Company’s ability to continue as a going concern. These forward-looking statements are based on current expectations and beliefs, and actual results may differ materially. The Company disclaims any intent or obligation to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: May 23, 2025	By:	/s/ Terrence W. Norchi, M.D.
	Name:	Terrence W. Norchi, M.D.
	Title:	President, Chief Executive Officer